Preferred Stock	6 Months Ended
Jul. 31, 2021
Temporary Equity Disclosure [Abstract]
Preferred Stock
3.	Preferred Stock
As of January 31, 2020, 145,747 of the Series B preferred shares were issued in the amount of $10,625 or $72.90 per share. During the six months ended July 31, 2020, an additional 571 Series B preferred shares have been purchased at a price of $41,609.
For the six months ended July 31, 2021, and July 31, 2020, the Company repurchased 0 shares of common stock.